Exhibit 99.1

DELEGATION OF SERVICING ACTIVITIES AGREEMENT

THIS DELEGATION OF SERVICING ACTIVITIES AGREEMENT (this “Agreement”) is made as of February 9, 2015, between Bank of America, National Association, a national banking association (together with its successors and assigns, “BANA”), and Card Processing Reseller, Inc., a Delaware corporation (together with its successors and assigns, the “Supplier”).

RECITALS

WHEREAS, BANA, as successor by merger to FIA Card Services, National Association (“FIA”) and as Servicer (the “Servicer”), is a party to the Third Amended and Restated Pooling and Servicing Agreement, dated as of October 1, 2014 (as the same may be amended, modified or supplemented, the “Master Pooling and Servicing Agreement”), among the Servicer, BA Credit Card Funding, LLC, as Transferor (the “Transferor”) and The Bank of New York, as Trustee (the “Trustee”), related to the BA Master Credit Card Trust II (“Master Trust II”);

WHEREAS, the Servicer, the Transferor and the Trustee are parties to certain supplements to the Master Pooling and Servicing Agreement (each, as amended, modified or supplemented from time to time, a “Series Supplement”, and the Master Pooling and Servicing Agreement as supplemented by the Series Supplements, the “Pooling and Servicing Agreement”) pursuant to which Master Trust II has issued series of investor certificates;

WHEREAS, pursuant to the Pooling and Servicing Agreement, the Servicer has agreed to service and administer, or cause to be serviced and administered, the Receivables (as such term is defined in the Pooling and Servicing Agreement) in Master Trust II, along with assuming certain other obligations relating to Master Trust II;

WHEREAS, BANA (as successor by merger to FIA) and Total System Services, Inc. (“TSYS”) are parties to that certain Master Services Agreement, dated as of July 17, 2012 (as amended, modified or supplemented from time to time, the “Master Services Agreement”, which term shall include any statement of work executed by BANA (or FIA as BANA’s predecessor in interest) and TSYS pursuant to the Master Services Agreement, including, without limitation, that certain Consumer Processing Statement of Work, dated as of July 17, 2012 (as amended, modified or supplemented from time to time, the “Consumer Processing SOW”));

WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of January 1, 2013 (the “Assignment”), FIA (as BANA’s predecessor in interest) assigned to the Supplier all of FIA’s rights, obligations, interests and liabilities under the Master Services Agreement;

WHEREAS, subject to the terms and conditions of this Agreement, the Servicer desires to delegate to the Supplier certain of such servicing functions relating to the Receivables and certain of the other obligations of the Servicer under the Pooling and Servicing Agreement; and

1

WHEREAS, the Supplier desires to accept such delegation and the rights, powers, duties, and obligations set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Servicer and the Supplier hereby agree as follows:

1.                  Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement, a copy of which has been delivered by the Servicer to the Supplier.

2.                  Engagement of the Supplier. Pursuant to Section 8.07 of the Pooling and Servicing Agreement, the Servicer hereby delegates to the Supplier all of the obligations and duties of the Servicer under the Pooling and Servicing Agreement as the Servicer shall identify, along with any and all rights and powers of the Servicer necessary to such delegation. The Supplier hereby accepts such delegation of obligations, duties, rights and powers.

3.                  Duties of the Supplier. (a) The Supplier shall service and administer the Receivables and perform such other duties of the Servicer under the Pooling and Servicing Agreement with respect to the Receivables (collectively, the “Delegated Duties”) as the Servicer shall request; provided, however, that such performance shall not, unless otherwise requested by the Servicer, include (A) making or directing deposits to or withdrawals from the Collection Account, the Finance Charge Account, the Principal Account or any Series Accounts, or (B) instructing the Trustee to perform or act in any manner. In connection with such performance, the Supplier shall, as agent for the Servicer, take all actions reasonably requested by the Servicer to service and administer the Receivables in accordance with the Pooling and Servicing Agreement, the applicable Credit Card Agreements, the applicable Credit Card Guidelines, and, to the extent consistent with the foregoing, the Supplier’s customary and usual servicing procedures for servicing credit card receivables comparable to such Receivables. As agent for the Servicer, the Supplier shall have full power and authority, acting alone or through the Servicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable and which is permitted of the Servicer under the Pooling and Servicing Agreement, excluding any power to direct the Trustee or take any action with respect to the Trustee’s accounts.

(b) The Supplier shall not be obligated to use separate servicing or administrative procedures, offices, employees, or accounts for any of its duties hereunder, including servicing the Receivables and administering payments in respect of the Accounts, from the procedures, offices, employees, and accounts used by the Supplier in connection with its other activities, including servicing other comparable receivables and administering payments in respect of other comparable accounts.

(c) The Servicer shall furnish the Supplier with any files, records, or documents necessary or appropriate to enable the Supplier to carry out the Delegated Duties. The Supplier shall furnish the Servicer with any files, records, or documents necessary or appropriate to enable the Servicer to carry out the servicing and administrative duties under the Pooling and Servicing Agreement.

2

(d) The Supplier shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable and the related Account, will maintain in effect all qualifications required under Requirements of Law in order to service properly each applicable Receivable and the related Account, and will comply in all material respects with all other Requirements of Law in connection with servicing and administering each applicable Receivable and the related Account, the failure to comply with which would have a material adverse effect on Investor Certificateholders or Master Trust II.

(e) The Supplier shall not authorize any rescission or cancellation of any Receivable except in accordance with the applicable Credit Card Guidelines or as ordered by a court of competent jurisdiction or other Governmental Authority.

(f) The Supplier shall not take any action which, or omit to take any action the omission of which, would impair the rights of the Trustee in any Receivable or the rights of BANA in any Account. The Supplier shall not reschedule, revise, or defer payments due on any Receivable except in accordance with the applicable Credit Card Guidelines.

(g) Except in connection with its enforcement or collection of an Account, the Supplier shall not take any action to cause any Receivable or any Account to be evidenced by any instrument or chattel paper (as defined in the UCC).

(h) As reasonably requested by the Servicer, the Supplier shall (i) furnish the Servicer with true and complete copies of all reports, statements, certificates, notices, and other documents received or generated by the Supplier in connection with its duties hereunder and (ii) cooperate with the Servicer in taking any and all actions which the Servicer deems necessary in order for it to satisfactorily perform its obligations under the Pooling and Servicing Agreement or the Credit Card Agreements related to the Accounts. Nothing in this Agreement shall be construed as granting to the Supplier any right or power with respect to the Accounts or the related Receivables that is more expansive than that granted to the Servicer with respect to the servicing and administration of the Receivables under the Pooling and Servicing Agreement.

(i) The Supplier shall comply with and perform its obligations in accordance with the Credit Card Agreements and the Credit Card Guidelines in all material respects.

(j) All collections and other payments that are received by the Supplier on the Accounts, including, but not limited to, amounts received in respect of Interchange, will be distributed to the Servicer on the Business Day next succeeding the date on which such collections or payments are received by the Supplier, or such other day as may be consented to by the Servicer. The Supplier agrees that all collections and other payments received by the Supplier on the Accounts will be held in trust for the Servicer until distributed to the Servicer. Subject to this subsection 3(j), the Supplier may commingle Collections on the Receivables to the extent permitted of the Servicer under the Pooling and Servicing Agreement.

3

4.                  Fees. (a) As compensation for performing the Delegated Duties under this Agreement, the Servicer shall pay to the Supplier a monthly fee (the “Fee”) in the amount equal to the portion of the fee specified in the Consumer Processing SOW attributable to the performance of the Delegated Duties in respect of the Receivables.

(b) Payment of the Fee shall be independent of, and shall not be conditioned in any way on, the receipt by the Servicer of the Servicing Fee under the Pooling and Servicing Agreement.

5.                  Reimbursement. The Supplier shall reimburse, without duplication of any such amount or any amount reimbursed pursuant to the Assignment, each of the Servicer and the Transferor for any loss arising from a claim or demand (including any claim for damages and any demand to accept an assignment of any Receivable) that is made against the Servicer or the Transferor under the Pooling and Servicing Agreement and that arises from the Supplier’s misconduct, negligence, or failure to abide by the terms of this Agreement (including the provisions of the Pooling and Servicing Agreement applicable to the Servicer or the Transferor).

6.                  Representations, Warranties. and Covenants of the Parties. Each party, severally and for and as to itself only, hereby makes the following representations, warranties, and covenants for the benefit of the other party:

(a) Such party is and will remain a legal entity duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Such party has, in all material respects, full power and authority to own its properties and conduct its business as presently owned or conducted. Such party has and will have, in all material respects, full power and authority to execute, deliver, and perform its obligations under this Agreement.

(b) Such party is and will remain duly qualified to do business, is and will remain in good standing as a foreign entity (or is exempt from such requirements), and has obtained and will retain all necessary licenses and approvals, in each jurisdiction in which its obligations under this Agreement require such qualification, except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations under this Agreement.

(c) Such party’s execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of such party.

(d) This Agreement constitutes a legal, valid, and binding obligation of such party, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or other similar laws affecting creditors’ rights generally or the rights of creditors of national banking associations or by general principles of equity.

4

(e) The execution and delivery of this Agreement by such party, and the performance by such party of the transactions contemplated by this Agreement, and the fulfillment by such party of the terms hereof and thereof applicable to such party, will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such party is a party or by which it or its properties are bound.

(f) The execution and delivery of this Agreement by such party, the performance by such party of the transactions contemplated by this Agreement, and the fulfillment by such party of the terms hereof and thereof applicable to such party, will not conflict with or violate any Requirements of Law applicable to such party.

(g) There are no proceedings or investigations pending or, to the best knowledge of such party, threatened against such party before any Governmental Authority seeking to prevent the consummation of any of the transactions contemplated by this Agreement or seeking any determination or ruling that, in the reasonable judgment of such party, would materially and adversely affect the performance by such party of its obligations under this Agreement.

(h) All authorizations, consents, orders, or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected, or given by such party in connection with the execution and delivery of this Agreement by such party, and the performance of the transactions contemplated by this Agreement by such party, have been duly obtained, effected, or given and are and will remain in full force and effect.

7.                  Termination of the Supplier. The Servicer may terminate the Supplier at any time upon at least 45-days prior written notice to the Supplier. The Servicer also may terminate the Supplier at any time without prior notice if (i) the Supplier fails to perform its obligations hereunder, as determined by the Servicer in its sole and absolute discretion or (ii) any event occurs which materially and adversely affects the ability of the Supplier or the Servicer to collect the applicable Receivables, the ability of the Supplier to perform its obligations hereunder, or the ability of the Servicer to perform its obligations under the Pooling and Servicing Agreement as determined by the Servicer in its sole and absolute discretion.

8.                  Term. Except as provided in Section 7 of this Agreement, this Agreement shall continue in full force and effect until termination of the Pooling and Servicing Agreement.

5

9.                  Notices. All notices, requests, and other communications permitted or required hereunder shall be in writing and shall be delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telex or facsimile as follows:

If to the Servicer, addressed to:

Bank of America, National Association

1020 North French Street

Mail Code: DE5-002-02-06

Wilmington, Delaware 19884

Attn: Scott McCarthy, with a copy to:

Bank of America Corporation

214 N. Tryon Street

Mail Code: NC1-027-20-05

Charlotte, North Carolina 28255

Attn: Greg Lumelsky

If to the Transferor, addressed to: BA Credit Card Funding, LLC

Hearst Tower

214 N. Tryon Street, Suite #21-39

Mail Code: NC1-027-21-04

Charlotte, North Carolina 28255

Attn: Joseph Lombardi, with a copy to:

Bank of America, National Association

214 N. Tryon Street

Mail Code: NC1-027-20-05

Charlotte, North Carolina 28255

Attn: Greg Lumelsky

If to the Supplier, addressed to:

Card Processing Reseller, Inc.

1100 N. King Street

Mail Code: DE5-001-02-04

Wilmington, Delaware 19884

Attn: Maureen Sierocinski, with a copy to:

Bank of America, National Association

1100 N. King Street

Mail Code: DE5-001-02-04

Wilmington, Delaware 19884

Attn: Henry Moncure III

6

or to such other place within the United States of America as any party may designate as to itself by written notice to the other parties. All notices given by personal delivery or mail shall be effective on the date of actual receipt at the appropriate address. Notice given by telex or facsimile shall be effective upon actual receipt if received during the recipient’s normal business hours or the beginning of the next business day after receipt if received after the recipient’s normal business hours.

10.              Non-Petition Covenant. Notwithstanding any prior termination of this Agreement, to the fullest extent permitted by applicable law, the Supplier shall not petition, otherwise invoke the process of, or acquiesce in a petition to or an invocation of the process of, or cause the Transferor or Master Trust II to petition, otherwise invoke the process of, or acquiesce in a petition to or an invocation of the process of, any Governmental Authority for the purpose of (i) commencing or sustaining a case against the Transferor or Master Trust II under any bankruptcy, insolvency, or similar law, or (ii) appointing a receiver, conservator, trustee, liquidator, assignee, custodian, sequestrator, or other similar official of the Transferor or Master Trust II or any substantial part of any of its property.

11.              Successors and Assigns. This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that the Supplier may not assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Servicer.

12.              Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

13.              Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

14.              GOVERNING LAW; SUBMISSION TO JURISDICTION; AGENT FOR SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO DECLARE THAT IT IS THEIR INTENTION THAT THIS AGREEMENT SHALL BE REGARDED AS MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND THAT THE LAWS OF SAID STATE SHALL BE APPLIED IN INTERPRETING ITS PROVISIONS IN ALL CASES WHERE LEGAL INTERPRETATION SHALL BE REQUIRED. EACH OF THE PARTIES HERETO AGREES (A) THAT THIS AGREEMENT INVOLVES AT LEAST $100,000.00, AND (B) THAT THIS AGREEMENT HAS BEEN ENTERED INTO BY THE PARTIES HERETO IN EXPRESS RELIANCE UPON 6 DEL. C.§2708. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES (A) TO BE SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, AND (B)(l) TO THE EXTENT SUCH PARTY IS NOT OTHERWISE SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE, TO APPOINT AND MAINTAIN AN AGENT IN THE STATE OF DELAWARE AS SUCH PARTY’S AGENT FOR ACCEPTANCE OF LEGAL PROCESS, AND (2) THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SERVICE OF PROCESS MAY ALSO BE MADE ON SUCH PARTY BY PREPAID CERTIFIED MAIL WITH A PROOF OF MAILING RECEIPT VALIDATED BY THE UNITED STATES POSTAL SERVICE CONSTITUTING EVIDENCE OF VALID SERVICE, AND THAT SERVICE MADE PURSUANT TO (B)(1) OR (2) ABOVE SHALL, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HAVE THE SAME LEGAL FORCE AND EFFECT AS IF SERVED UPON SUCH PARTY PERSONALLY WITHIN THE STATE OF DELAWARE.

7

15.              Captions. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

16.              Entire Agreement; Amendments; Waiver. This Agreement constitutes the entire agreement of the parties on the subject matter addressed herein and supersedes any other agreement of the parties on such subject matter. This Agreement may not be amended, and no rights hereunder may be waived, except by a written document signed by the duly authorized representatives of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

17.              Ownership of Accounts. Nothing in this Agreement shall limit or diminish, or be construed as limiting or diminishing, BANA’s absolute ownership of the Accounts or, immediately prior to their transfer to the Trustee pursuant to the Pooling and Servicing Agreement, the Transferor’s absolute ownership of the Receivables and the related Interchange. The Supplier acknowledges and agrees that at no time shall it own or hold any right, title, or interest in, to, or under any Account, any Receivable, or any related Interchange.

18.              Regulation AB. The parties acknowledge and agree that the purpose of this Section 18 is to facilitate compliance by the Transferor and BANA, as Servicer, with the provisions of Regulation AB and related rules and regulations of the Commission. For the purposes of this Agreement, “Regulation AB” shall mean Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§ 229.1100 – 229.1125, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities Disclosure and Registration, Securities Act Release No. 33-9638, 79 Fed. Reg. No. 185 (Sep. 24, 2014)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time. For the purposes of this Agreement, “Securities Act” shall mean the Securities Act of 1933, as amended. For the purposes of this Agreement, “Commission” shall mean the Securities and Exchange Commission. Neither BANA nor the Transferor shall exercise its right to request delivery of information or other performance under this Section 18 other than in good faith, or for purposes other than its compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). For the purposes of this Agreement, “Exchange Act” shall mean the Securities Act of 1934, as amended. The Supplier agrees to cooperate in good faith with any reasonable request by the Transferor or BANA for information regarding the Supplier which is required in order to enable the Transferor or BANA to comply with the provisions of Rules 13a-18 and 15d-18 under the Exchange Act and Item 1122 of Regulation AB as it relates to the Transferor or BANA or the Transferor’s or BANA’s obligations under the Pooling and Servicing Agreement or any supplement thereto.

19.              Third Party Beneficiary. This Agreement will inure to the benefit of BANA, the Transferor and their respective successors and permitted assigns.

[The remainder of this page is left blank intentionally.]

8

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

CARD PROCESSING RESELLER, INC.

By:	/s/ Maureen Sierocinski
Name:	Maureen Sierocinski
Title:	Chairman

BANK OF AMERICA, NATIONAL ASSOCIATION

By:	/s/ Scott McCarthy
Name:	Scott McCarthy
Title:	Managing Director